                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 27, 2000


                                BUSYBOX.COM, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                       001-15853                        94-3233035
           --------                       ---------                        ----------
(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE NO.)    (I.R.S. EMPLOYER IDENTIFICATION NO.)
         INCORPORATION)

    1900 AVENUE OF THE STARS, SUITE 680                                      90067
   ------------------------------------                                      -----
         CENTURY CITY, CALIFORNIA                                         (ZIP CODE)
         ------------------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 556-4616


                                 NOT APPLICABLE
         --------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.      OTHER EVENTS.

             On December 1, 2000, the Registrant announced that on November 27, 2000, Patrick A. Grotto, Chairman of the Board and Chief Executive Officer of the Registrant, Mark B. Leffers, its Chief Financial Officer, and Catherine Michela, Senior Vice President, Strategic Planning resigned from their respective positions with the Registrant. A press release regarding the announcement is attached as Exhibit 99.

ITEM 7.      FINAL STATEMENTS, PRO FORMA FINAL INFORMATION AND EXHIBITS.

             (c) Exhibits

                   Exhibit 99.  Press Release

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BUSYBOX.COM, INC.


Date:  December 1, 2000
                                        By: /S/ ROBERT S. SHERMAN
                                            -------------------------------
                                                Robert S. Sherman
                                                President





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